9*

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

METROCITY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Georgia	No. 001-39068	47-2528408
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5114 Buford Highway Doraville, Georgia	30340
(Address of principal executive offices)	(Zip Code)

(770) 455-4989

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each Exchange on which registered
Common Stock, par value $0.01 per share	MCBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 22, 2025, MetroCity Bankshares, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). Of the 25,402,782 shares of common stock of the Company outstanding as of the record date for the Annual Meeting, 21,329,731 shares, or 83.97% of the outstanding common shares entitled to vote, were represented in person or by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the Company’s shareholders voted on the matters disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2025 (the “Proxy Statement”). The final voting results of each of the proposals voted on by the Company’s shareholders at the Annual Meeting are described below:

Proposal 1 – Election of Directors: To elect three (3) incumbent Class I directors named in the proxy statement to serve until the 2028 Annual Meeting of Shareholders and one (1) new Class III director named in the proxy statement to serve until the 2027 Annual Meeting of Shareholders to align with the other Class III directors, in each case until their successors have been duly elected and qualified.

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
Howard Hwasaeng Kim	17,658,170	677,419	631	2,993,511
Feiying Lu	14,826,302	3,506,840	4,834	2,991,755
Frank S. Rhee	17,654,073	681,515	632	2,993,511
John Paek	17,785,496	538,732	11,992	2,993,511

Proposal 2 – Vote on Executive Compensation: To conduct a non-binding, advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
17,808,381	502,728	25,111	2,993,511

Proposal 3 – Frequency of Vote on Executive Compensation: To conduct a non-binding, advisory vote to determine whether the non-binding, advisory shareholder vote to approve the compensation paid to the Company’s named executive officers shall occur every one, two or three years.

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
6,422,914	10,729,679	1,171,555	12,072	2,993,511

In accordance with the recommendation of the Company’s board of directors (the “Board”) and consistent with the voting results on this non-binding advisory proposal, the Board has determined that the Company will hold future shareholder advisory votes on the compensation of the Company’s named executive officers every two years, until the next required vote on the frequency of shareholder advisory votes on the compensation of the Company’s named executive officers.

Proposal 4 – Ratification of Auditors: To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2025.

Votes For	Votes Against	Abstain	Broker Non-Votes
21,228,517	13,463	85,995	1,756

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCITY BANKSHARES, INC.

Date: May 22, 2025	By:	/s/ Lucas Stewart
Lucas Stewart
Chief Financial Officer